UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018

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WEWARDS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-197968	33-1230099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2960 West Sahara Avenue, Las Vegas, NY 89102

(Address of Principal Executive Office) (Zip Code)

702-944-5599

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 11, 2018, the Board of Directors of WEWARDS, INC. approved the appointment of PRAGER METIS, LLC, CPAs (“PragerMetis”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019, and dismissed Michael Gillespie & Associates, PLLC (“Gillespie”). The engagement of PRAGERMETIS was approved by the Company’s Board of Directors.

Gillespie’s reports on the financial statements of the Company as of and for the fiscal years ended May 31, 2018 and May 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended May31, 2018 and 2017, and the subsequent interim period through October 11, 2018, the date of Gillespie’s dismissal, (i) there were no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gillespie would have caused Gillespie to make reference thereto in their reports for such fiscal years and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events. As disclosed in the Company’s Form 10-Ks for the fiscal years ended May31, 2018, and May31, 2017, and Quarterly Reports on 10-Q for each of the three quarters ended August 31, November 30 and February 28 for each of the two fiscal years, management concluded that the Company’s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the following:

The Company has authorized Gillespie to fully respond to the inquiries of PregerMetis, the successor independent registered public accounting firm, concerning these matters.

The Company provided Gillespie with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Gillespie furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Gillespie agrees with the above disclosures. A copy of such letter, dated October 11, 2018, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended May31, 2018 and May31, 2017, and the subsequent interim period through October 11, 2018, neither the Company, nor anyone acting on the Company’s behalf, has consulted with PregerMetis regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report or oral advice was provided to the Company by PragerMetis, that PragerMetis concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Gillespie addressed to the U.S. Securities and Exchange Commission, dated October 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEWARDS, INC.

October 11, 2018	By:	/s/ Lei Pei
Lei Pei CEO

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